UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  November 16, 2007

WAVELIT, INC.
(Exact name of registrant as specified in its charter)

NEVADA	333-90618	98-0358149
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Suite 150 – 1152 Mainland Street, Vancouver, BC, Canada		V6B 4X2
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code 604-484-4966

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR240.14a-12)

[  ] Pre-commencement communications pursuant to Rule14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c)under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers;Election of Directors;Appointment of Principal Officers.

On November 16, 2007, the Board of Directors of the registrant accepted the resignations of James Peter Matheson as Director/Secretary and  Kurt Albert Pichler as Director/Treasurer.

The Board of Directors shall now consist of one (1) members: Kent Douglas Vaesen, President, Secretary and Treasurer.  The registrant plans to fill these two Directors vacancies once suitable candidates are approved.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WAVELIT, INC.
(Registrant)
By: /s/ Kent Vaesen
(Kent Vaesen, Chief Executive Officer)

Dated: December 14, 2007